SCHEDULE 14A

                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENTS

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

  Filed  by  the  Registrant  [ X ]
  Filed  by a  Party  other  than  the Registrant [   ]

  Check the appropriate box:

     [   ]  Preliminary Proxy Statement

     [   ]  Confidential, For Use of the Commission Only (as Permitted
            by Rule 14a-6(e)(2))

     [ X ]  Definitive Proxy Statement

     [   ]  Definitive Additional Materials

     [   ]  Soliciting Material Under Rule 14a-12


                              UNITED-GUARDIAN, INC.
             -----------------------------------------------------
                (Name of Registrant as specified in Its Charter)

 -----------------------------------------------------------------------
 (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required.

     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.

            (1) Title of each class of securities to which transaction applies:

            ---------------------------------------------------------------

            (2)  Aggregate number of securities to which transaction applies:

            ---------------------------------------------------------------

            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            ---------------------------------------------------------------

            (4)   Proposed maximum aggregate value of transaction:

            ---------------------------------------------------------------

            (5)   Total fee paid:

            ---------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any  part of the fee is  offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

            (1)  Amount Previously Paid:

            ---------------------------------------------------------------

            (2)  Form, Schedule or Registration Statement No.:

            ---------------------------------------------------------------

            (3)  Filing Party:

            ---------------------------------------------------------------

            (4)  Date Filed:

            ---------------------------------------------------------------

                              UNITED-GUARDIAN, INC.
           230 Marcus Boulevard - P.O. Box 18050 - Hauppauge, NY 11788

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             -----------------------
                             To Be Held May 17, 2006
                             -----------------------


To the Stockholders of UNITED-GUARDIAN, INC.:

     You are hereby notified that the annual meeting of the stockholders of UNITED-GUARDIAN, INC., a Delaware corporation (the "Company"), will be held at the Sheraton Long Island Hotel, 110 Vanderbilt Motor Parkway, Smithtown, NY 11788 on Wednesday, May 17, 2006 at 10:00 A.M. local time, for the following purposes:

     1.   To elect  nine (9)  directors  to serve  until the next  annual
          meeting  of  the   stockholders   and  until  their  respective
          successors are elected and qualified;

     2. To ratify the selection by the Company of Eisner LLP as its independent certified public accountants for the fiscal year ending December 31, 2006; and

     3. To transact such other matters as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on March 31, 2006 are entitled to notice of and to vote at the meeting.

                                        By order of the Board of Directors
                                        Robert S. Rubinger, Secretary

Dated: April 19, 2006



                                RETURN OF PROXIES

          A Proxy and Business Reply Envelope are enclosed for your use if you do not plan to attend the Annual Meeting in person. We urge each stockholder who is unable to attend the Annual Meeting to vote promptly by signing and returning his or her proxy, regardless of the number of shares held.

                              UNITED-GUARDIAN, INC.
           230 Marcus Boulevard - P.O. Box 18050 - Hauppauge, NY 11788
                                 (631) 273-0900

                                 Proxy Statement
                                 ---------------

     The enclosed proxy is solicited by the Board of Directors of UNITED-GUARDIAN, INC. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 A.M., local time, on Wednesday, May 17, 2006, at the Sheraton Long Island Hotel, 110 Vanderbilt Motor Parkway, Smithtown, NY 11788, and at any adjournments thereof. A proxy granted hereunder is revocable at any time before it is voted by (a) a duly executed proxy bearing a later date, (b) written notice to the Secretary of the Company received by the Company at any time before such proxy is voted at the Annual Meeting, or (c) revocation in person at the Annual Meeting.

     It is anticipated that the mailing of this Proxy Statement and the accompanying Proxy to Stockholders will commence on or about April 19, 2006.

                             SOLICITATION OF PROXIES

     The  persons  named as proxies  are Dr.  Alfred R.  Globus  and  Kenneth H.
Globus.

     All shares represented by properly executed, unrevoked proxies received in proper form and in time for use at the Annual Meeting will be voted in accordance with the directions specified thereon and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no direction is specified will be voted in the favor of the nominees to the Board of Directors listed in this Proxy Statement and in favor of the ratification of Eisner LLP as the Company's independent certified public accountants for the fiscal year ending December 31, 2006.

     The cost of preparing, assembling and mailing the Notice of Annual Meeting, Proxy Statement, proxy card and other materials enclosed, will be borne by the Company. In addition to the solicitation of proxies by use of the mails, officers and employees of the Company may solicit proxies by telephone, telegram or personal interview. They will not receive additional compensation for their effort. The Company will request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials to the beneficial owners of stock held of record by such persons, and will reimburse such persons for their expenses in forwarding soliciting material. The Company does not anticipate paying any compensation to any other party for the solicitation of proxies.

                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS
                  --------------------------------------------

Outstanding Shares And Voting Rights
------------------------------------

     Only holders of record of the Company's Common Stock, par value $.10 per share ("Common Stock"), at the close of business on March 31, 2006, will be entitled to notice of and to vote at the Annual Meeting. On March 31, 2006, there were 4,942,139 shares of Common Stock outstanding. Each outstanding share of Common Stock is entitled to one vote on all matters submitted to a vote of the stockholders at the Annual Meeting, which vote may be given in person or by proxy. There are no cumulative voting rights.

     The nine (9) nominees for director receiving the greatest number of votes cast by the holders of Common Stock will be elected directors.

     The affirmative vote of the holders of a majority of shares of Common Stock present, in person or by proxy, and eligible to vote at the Annual Meeting is necessary for the approval of the proposal to ratify the selection by the Company of Eisner LLP as the Company's independent certified public accountant for the fiscal year ending December 31, 2006.

     Under Delaware law, shares as to which a stockholder abstains or withholds authority to vote and shares as to which a broker indicates that it does not have discretionary authority to vote ("broker non-votes") will be treated as present at the Annual Meeting for the purposes of determining a quorum. Proxies marked "Withhold Authority" with respect to the election of one or more directors will not be counted in determining who are the nine persons who received the greatest number of votes in the election of directors. Proxies marked "Abstain" with respect to the ratification of the selection of Eisner LLP as the Company's independent certified public accountant for the fiscal year ending December 31, 2006, will have the effect of a vote against ratification.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED. PROXIES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES NAMED IF NO DIRECTION IS GIVEN IN THE PROXIES.

Principal Stockholders
----------------------

     The following table sets forth the shares of the Company's Common Stock (the only class of stock issued and outstanding) owned beneficially by each person who, as of March 1, 2006, is known by the Company to have owned beneficially more than 5% of the outstanding Common Stock.

Name and Address                             Amount and Nature        Percent
of Beneficial Owner                         of Beneficial Owner       of Class
-------------------                         -------------------      ----------

Dr. Alfred R. Globus   .......................  1,306,484 (1)           26.4%
26-53 210th Street
Bayside, NY 11360

Kenneth H. Globus   ..........................    765,553 (2)           15.5%
19 McCulloch Dr.
Dix Hills, NY 11746

Irwin Uran   .................................    556,339               11.3%
9903 Santa Monica Blvd., #843
Beverly Hills, CA 90212

Banque Carnegie Luxembourg S.A.       |
Carnegie Fund Management Company S.A. |
Centre Europe, 5, Place de la Gare    |
L-1616 Luxembourg City, Luxembourg    |
         &                             ........   269,600 (3)            5.5%
D Carnegie & Co AB                    |
Carnegie Investment Bank AB           |
Vastra Tradgardsgatan 15              |
SE-103 38, Stockholm, Sweden          |


     (1) Includes 1,267,240 shares held directly and 39,244 shares held beneficially as follows: 14,966 shares owned by the Foundation for Science and Theology Inc., of which Dr. Globus is President and Director; 23,500 shares held by his wife; 658 shares controlled as Executor of the estate of Florence Globus; and 120 shares held as legal guardian for his son.

     (2)  Includes   510,853  shares  held  directly  and  255,300  shares  held beneficially as follows: 199,900 shares as Trustee; 54,800 shares held by wife.

     (3) Represents shares held by Carnegie Fund Management Company S.A., a wholly owned subsidiary of Banque Carnegie Luxembourg S.A., which is a wholly owned subsidiary of Carnegie Investment Bank AB, which in turn is a wholly owned subsidiary of D Carnegie & Co. AB. Carnegie Investment Bank AB is the Investment Manager for Carnegie Fund Management Company S.A.

Security Ownership Of Management
--------------------------------

     The following information is furnished with respect to ownership of shares of Common Stock, par value $.10 per share, as of March 1, 2006, by each Director and by all Directors and Officers of the Company as a group (13 persons). Ownership of shares by the persons named below includes sole voting and investment power held by such persons.

               Name                        Number of Shares     Percent of Class
         --------------------              ----------------     ----------------
         Dr. Alfred R. Globus                1,306,484 (1)           26.4%
         Henry P. Globus                           940                 *
         Charles W. Castanza                     6,705                 *
         Robert S. Rubinger                      5,137                 *
         Kenneth H. Globus                     765,553 (2)           15.5%
         Lawrence F. Maietta                     4,000                 *
         Arthur M. Dresner                       9,000                 *
         Andrew A. Boccone                           0                 *
         Christopher W. Nolan, Sr.                   0                 *
         Joseph J. Vernice                      11,526                 *
         All other officers (3 persons)          2,920 (3)             *

         All officers and directors
         as a group (13 persons)             2,112,265 (1)(2)(3)     42.7%


      *  Less than one percent (1%)

     (1) Includes 1,267,240 shares held directly and 39,244 shares held beneficially as follows: 14,966 shares owned by the Foundation for Science and Theology Inc., of which Dr. Globus is President and Director; 23,500 shares held by his wife; 658 shares controlled as Executor of the estate of Florence Globus; and 120 shares held as legal guardian for his son.

     (2) Includes   510,853   shares  held  directly  and  255,300  shares  held
         beneficially as follows: 199,900 shares as Trustee; 54,800 shares held by wife.

     (3) Includes currently exercisable options to purchase 2600 shares by two officers who are not Directors.


                        DIRECTORS AND EXECUTIVE OFFICERS
                        --------------------------------

Nominees For Election As Directors
----------------------------------

     Nine directors are to be elected to serve until the next Annual Meeting of Stockholders and until their successors have been elected and qualified. Set forth in the table below are the names of all nominees designated by management for election as directors, the principal occupation or employment of each nominee for the past five years, his present positions with the Company and the year he was first elected a director.

                                                                      Year First
Name and Position                  Principal Occupation During         Elected a
with the Company             Age       the Past Five Years             Director
---------------              ---   -------------------------           ---------

Dr. Alfred R. Globus         85     From July 1988 to date,                 1942
C.E.O. and Director                 Chairman of the Board
                                    and C.E.O. of the Company.
                                    For more than 5  years prior
                                    thereto, Chairman of the Board
                                    and President. From February 1982
                                    to November 1997 Chief Financial
                                    Officer of the Company.

Henry P. Globus              83     From July 1988 to date,                 1947
Director                            business consultant. For more
                                    than  five  years  prior
                                    thereto, Executive Vice President
                                    of the Company.

Charles W. Castanza          73     From March 2000 to date, Senior         1982
Senior Vice President               Vice President of the Company.
                                    From   April  1986  to  March
                                    2000, Vice President of the Company.
                                    For more than five years prior thereto,
                                    Operations  Manager of Chemicals &
                                    Pharmaceuticals for the Company.

Robert S. Rubinger           63     From July 1988 to date, Executive       1982
Executive Vice President,           Vice President and Secretary. For
Secretary, and Director             more than five years prior thereto,
                                    Vice President and Secretary of the
                                    Company. Treasurer of the Company
                                    from May, 1994 to May, 2004.

Kenneth H. Globus            54     From July 1988 to date, President       1984
President, Chief                    and General Counsel of the Company.
Financial Officer                   For more  than 5 years  prior
and Director                        thereto,  Vice  President and
                                    General    Counsel   of   the
                                    Company. Chief Financial Officer
                                    since November 1997.

Lawrence F. Maietta          48     Partner in the accounting firm of       1994
Director                            Bonamassa, Maietta & Cartelli, LLP,
                                    Brooklyn,  NY, since October 1991.
                                    For more than 5 years prior  thereto,
                                    partner in the accounting  firm  of
                                    Wilfred  Wyler  &  Co. Controller of
                                    the Company from October 1991 to
                                    November 1997.

Arthur M. Dresner            64     Partner in the law firm of Reed         1997
Director                            Smith LLP, New York, NY since
                                    January  2003 and engaged as "Of

                                    Counsel" to that firm from June 1998
                                    to January 2003. Attorney in private
                                    practice and independent business
                                    consultant since January 1997. For
                                    more  than 5  years  prior  thereto,
                                    a Vice President in  corporate
                                    development and general management of
                                    International Specialty Products Inc.,
                                    Wayne, N.J.

Andrew A. Boccone            60     Independent business consultant.        2002
Director                            From 1990 until his retirement
                                    in  2001, President of Kline &
                                    Company, Little Falls, NJ, an
                                    international  business consulting
                                    and market research firm.

Christopher W. Nolan, Sr     41     Managing Director (since March, 2006)   2005
Director                            and Executive Director (2002 to 2006)
                                    in Mergers & Acquisitions ("M&A") for
                                    Rabobank International, New York, NY.
                                    From 2000 to 2002, V. P. in M&A for
                                    Deutsche Bank Securities, Inc., New York,
                                    NY. In 2000, V.P. with Salomon Smith
                                    Barney, New York, NY. From 1992-2000,
                                    V.P., Corporate Development and Investor
                                    Relations for ISP Inc., Wayne, NJ.


     Dr. Alfred R. Globus and Henry P. Globus are brothers. Kenneth H. Globus is the son of Henry P. Globus and the nephew of Dr. Alfred R. Globus. There are no other family relationships between any Director or Officer of the Company.


Executive Officers and Significant Employees
--------------------------------------------

Dr. Alfred R. Globus       85       From July 1988 to date, Chairman of the
C. E. O. and Director               Board and C.E.O. of the Company. For more
                                    than 5 years prior thereto, Chairman of the Board and President. From February 1982 to
                                    November 1997, Chief Financial Officer of the Company.

Kenneth H. Globus          54       From July 1988 to date, President and
President, Chief                    General Counsel of the Company. For more
Financial Officer                   than 5 years prior thereto, Vice President
and Director                        and General Counsel of the Company. Chief
                                    Financial Officer since November 1997.

Robert S. Rubinger         63       From July 1988 to date, Executive Vice
Executive Vice                      President and Secretary of the Company. For
President, Secretary                more than 5 years prior thereto, Vice
and Director                        President and Secretary. Treasurer of the
                                    Company from May 1994 to May 2004.

Charles W. Castanza        73       From March 2000 to date, Senior Vice
Senior Vice President               President of the Company. From April 1986 to
                                    March 2000, Vice President of the Company.
                                    For more than 5 years prior thereto,
                                    Operations Manager of Chemicals &
                                    Pharmaceuticals of the Company.

Derek Hampson              66       From October 1987 to date, Vice President of
Vice President                      the Company. Since 1971 Manager of the
                                    Company's Eastern Chemical Corp. subsidiary.

Joseph J. Vernice          47       From February 1995 to date, Vice President
Vice President                      of the Company. From November 1991 until
                                    February 1995, Assistant Vice President of the Company. Since 1988 Manager of Research
                                    & Development and since 1991 Director of
                                    Technical Services of the Company.

Peter A. Hiltunen          47       From July 2002 to date, Vice President of
Vice President                      the Company. From November 1991 until July
                                    2002, Assistant Vice President of the
                                    Company. Since 1982 Production Manager for the Company.

Cecile M. Brophy           57       From May 2004 to date, Treasurer of the
Treasurer and                       Company. From November, 1997 to date,
Controller                          Controller of the Company.  From May 1994
                                    to November 1997, Accounting Manager for the Company.


Section 16(a) Beneficial Ownership Reporting Compliance
------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934 (the "Act") requires the Company's officers, directors and persons who own more than 10% of a class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based on
(i) a review of copies of Forms 3, 4, and 5 and any amendments thereto furnished to the Company during and with respect to the fiscal year ended December 31, 2005 and (ii) statements signed by each responsible person regarding his or her obligation to file Forms 3, 4, and 5 during the fiscal year ended December 31, 2005, the Company believes that all persons subject to the reporting requirements pursuant to Section 16(a) filed the required reports on a timely basis during and with respect to the fiscal year ended December 31, 2005.

Meetings And Compensation
-------------------------

     During the fiscal year ended December 31, 2005, the Board of Directors held four meetings. All Directors attended all four meetings.

     The Board of Directors has an Audit Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, to oversee the accounting and financial reporting processes of the Company and to meet and review with the Company's independent auditors the plan, scope and results of its audits. Members of the Audit Committee are Mssrs. Arthur M. Dresner, Andrew
A. Boccone, and Christopher W. Nolan, Sr. All of the Audit Committee members are independent as that term is defined in Section 121(A) of the listing standards of the American Stock Exchange. Under newly adopted rules of the American Stock Exchange ("AMEX"), the Board of Directors is required to make certain findings about the independence and qualifications of the members of the Audit Committee of the Board. In addition to assessing the independence of the members under AMEX rules, the Board also considered the requirements of Section 10A(m)(3) and Rule 10A-3 under the Securities Exchange Act of 1934. As a result of its review, the Board determined that all of the members of the Audit Committee are independent. The Board of Directors has determined that the Audit Committee does not have a member who is a financial expert. The reason for the absence of a financial expert is that the Audit Committee did not have one when the new requirement became effective, and the Board of Directors determined that the small size of the Company does not justify recruiting one. Instead, Lawrence F. Maietta, a Certified Public Accountant and former member of the Audit Committee, now acts as an advisor to the Audit Committee. Mr. Maietta is not independent as that term is defined by the listing standards of the American Stock Exchange. There were four meetings in the fiscal year ended December 31, 2005. Committee members and Mr. Maietta receive a fee of $1,000.00 for the Annual Committee Meeting and $500 for each quarterly meeting. The Committee Chairman, Mr. Arthur
M. Dresner, receives an additional $500.00 for each meeting and the member who records the minutes of each meeting receives an additional $100.00 for each meeting.

     The Board of Directors has a Stock Option Committee which meets periodically to grant options under the 2004 Stock Option Plan, and in past years under the now expired 1993 Employee Incentive Stock Option Plan and the Non-Statutory Stock Option Plan for Directors. The committee consists of two directors. No fee is paid to such committee members. There were no Stock Option Committee meetings during the fiscal year ended December 31, 2005.

     The Board of Directors has a Compensation Committee which was formed in 1999 for the purpose of recommending to the Board the compensation for corporate officers for the ensuing year. Members of the Compensation Committee are Messrs. Lawrence F. Maietta, Arthur M. Dresner, and Andrew A. Boccone. Kenneth H. Globus acts as advisor to the Committee representing management. The Committee held one meeting in 2005. Committee members receive a fee of $1,000.00 for attending each meeting.

     The Board does not have a Nominating Committee. The full Board of Directors fulfills the role of a nominating committee. Final selections are made by a majority of the independent directors. It is the position of the Board that it is appropriate for the Company not to have a separate nominating committee because the size, composition and collective independence of the Board enables it to adequately fulfill the functions of a standing committee. The American Stock Exchange does not require the Company to have a separate nominating committee but does require that board nominees be selected by either a nominating committee comprised solely of independent directors or by a majority of the independent directors. Within the meaning of the listing standards of the American Stock Exchange three directors are now considered independent. They are Messrs. Arthur M. Dresner, Andrew A. Boccone, and Christopher W. Nolan, Sr.

     The Board identifies director candidates through a combination of referrals, including by management, existing board members and stockholders. Once a candidate has been identified, the board reviews the individual's experience and background, and may discuss the proposed nominee with the source of the recommendation. If the independent directors believe it to be appropriate, such directors may meet with the proposed nominee before making a final determination whether to include the proposed nominee as a member of management's slate of director nominees submitted to the stockholders for election to the board.The Board will evaluate stockholder-nominated candidates under the same criteria as director-nominated candidates. Stockholders wishing to refer director candidates to the Board should do so in writing and they should be delivered to the Board c/o Corporate Secretary, United-Guardian, Inc., 230 Marcus Blvd., P.O. Box 18050, Hauppauge, NY 11788. The Board of Directors has adopted a corporate resolution with regard to the nominating process as discussed above.

     In 2005 all of the Directors attended the Annual Meeting of stockholders. Historically, all of the Directors have attended the Annual Meeting.

Compensation of Directors
-------------------------

     Non-officer directors receive a fee of $1,500.00 for each meeting attended. All other directors receive $1,000.00 for each meeting.

Audit Committee Report
----------------------

     The Audit Committee of the Board of Directors is comprised of three directors: Arthur M. Dresner, Andrew A. Boccone, and Christopher W. Nolan, Sr. All of the Audit Committee members are independent as that term is defined in
Section 121(A) of the listing standards of the American Stock Exchange.

     The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities by reviewing the Company's consolidated financial reports, its internal financial and accounting controls, and its auditing, accounting and financial reporting processes generally. In June 2000, the Board of Directors approved and adopted a written Audit Committee Charter.

     In discharging its oversight responsibilities regarding the audit process, the Audit Committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the year ended December 31, 2005, with Company management and Eisner LLP ("Eisner"), the independent auditors. The Audit Committee received the written disclosures and the letter from Eisner required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, (as may be amended or supplemented) discussed with Eisner any relationships which might impair that firm's independence from management and the Company and satisfied itself as to the auditors' independence. The Audit Committee reviewed and discussed with Eisner all communications required by generally accepted auditing standards, including Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended.

     Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements for the year ended December 31, 2005, be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission.

   /s/ Arthur M. Dresner    /s/ Andrew A. Boccone   /s/Christopher W. Nolan, Sr.

     The foregoing Audit Committee Report shall not be deemed "filed" with the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934.

Principal Accountant Fees and Services
--------------------------------------

Audit Fees

     The aggregate fees billed by Eisner LLP for the audit of the Company's annual financial statements for FY-2005 and the reviews of the financial statements included in the Company's quarterly reports on Form 10-QSB for FY-2005 were approximately $65,600 including out of pocket expenses. The aggregate fees billed by Eisner LLP for the audit of the Company's annual financial statements for FY-2004 and the review of the financial statements included in the Company's quarterly reports on Form 10-QSB during FY-2004 were approximately $55,500.

Audit-Related Fees

     During FY-2005 Eisner LLP billed the Company $2,972 for fees related to its review of the Company's compliance with section 404 of the Sarbanes-Oxley Act ("SOX"). During FY-2004 there were no fees billed by Eisner LLP that were related to SOX compliance. No other fees were billed by Eisner LLP for the last two fiscal years that were reasonably related to the performance of the audit or review of the Company's financial statements and not reported under "Audit Fees" above.

Tax Fees

     There were no other fees billed by Eisner LLP during the last two fiscal years that related to tax compliance, tax advice, or tax planning.

All Other Fees

     There were no other fees billed by Eisner LLP during the last two fiscal years for other products and services provided by Eisner LLP.

Pre-approval Policies for Audit Services
----------------------------------------

     The Audit Committee of the Company's Board of Directors meets periodically to review and approve the scope of the services to be provided to the Company by its independent accountant, as well to review and discuss any issues that may arise during an engagement. The Audit Committee is responsible for the prior approval of every engagement of the Company's independent auditors to perform audit and permissible non-audit services for the Company (such as quarterly reviews, tax matters, consultation on new accounting and disclosure standards and, in future years, reporting on management's internal controls assessment.)

     Before the auditors are engaged to provide those services, the chief financial officer and the controller will make a recommendation to the Audit Committee regarding each of the services to be performed, including the fees to be charged for such services. At the request of the Audit Committee the independent auditors and/or management shall periodically report to the Audit Committee regarding the extent of services being provided by the independent auditors, and the fees for the services performed to date.


                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table
--------------------------

     The following table sets forth for the three years ended December 31, 2005 certain information concerning the compensation paid or accrued to the Chief Executive Officer of the Company and the other executive officers of the Company whose total salary and bonus for the fiscal year ended December 31, 2005 exceeded $100,000.

                             Annual Compensation                  Long-Term Compensation
                      ---------------------------------    ---------------------------------
                                                                 Awards           Payments
                                                           --------------------- -----------

       (a)            (b)       (c)         (d)     (e)      (f)          (g)        (h)       (i)
                                                   Other               Securities              All
Name and                                          Annual   Restricted  Underlying             Other
Principal                                         Compen-    Stock      Options     LTIP      Compen-
Position              Year*   Salary       Bonus  sation    Award(s)    /SARs       Payouts   sation
                                ($)         ($)    ($)       ($)         (#)         ($)       ($)
Alfred R. Globus,     2003    $152,845     3,500   -- 1      --          --          --        --
Chief Executive       2004    $130,005     6,000   -- 1      --          --          --        --
Officer               2005    $135,022     6,500   -- 1      --          --          --        --

Kenneth H. Globus,    2003    $197,550    28,000   -- 1      --          --          --        $4,303 2
President             2004    $202,810    45,000   -- 1      --          --          --        $4,871 2
                      2005    $209,936    50,000   -- 1      --          --          --        $5,380 2

Robert S. Rubinger,   2003    $127,136     7,500   -- 1      --          --          --        $2,641 2
Executive Vice        2004    $131,134    11,400   -- 1      --          --          --        $2,794 2
President             2005    $138,310    12,000   -- 1      --          --          --        $4,414 2

Charles W. Castanza   2003    $108,434     6,500   -- 1      --          --          --        $2,254 2
Senior Vice President 2004    $111,819     9,750   -- 1      --          --          --        $2,381 2
                      2005    $118,398    10,500   -- 1      --          --          --        $3,783 2

Joseph J. Vernice     2003    $103,736     9,000   -- 1      --          --          --        $2,212 2
Vice President        2004    $105,265    13,500   -- 1      --          --          --        $2,330 2
                      2005    $109,343    15,000   -- 1      --          --          --        $3,662 2

* Year ended on December 31 of such year.

     1    The amount of personal benefits received by Alfred R. Globus,  Kenneth
          H. Globus, Robert S. Rubinger, Charles W. Castanza and Joseph J. Vernice for these periods did not exceed reporting thresholds.

     2 In the fiscal year ended December 31, 2005, under its 401(k) Plan for all of its employees, the Company made a contribution of up to 3% of each employee's pay for an employee's elective deferral of 6% of pay. In the fiscal years ended December 31, 2004 and 2003, the Company made a contribution of up to 2% of each employee's pay for an employee's elective deferral of 4% of pay. These amounts represent the Company's contribution for each year.

Stock Options
-------------

     During the fiscal year ended December 31, 2005 the Company did not grant options to purchase Common Stock under the 2004 Stock Option Plan or under the now expired 1993 Employee Incentive Stock Option Plan or Non-Statutory Stock Option Plan for Directors.

     The following table sets forth certain information with respect to exercise of stock options during the fiscal year ended December 31, 2005, by the persons in the Summary Compensation Table above and the value as of December 31, 2005 of unexercised options.

                                                           Number of Securities        Value of Unexercised
                                                          Underlying Unexercised     in-the-Money Options/SARs
                         Shares Acquired     Value       Options/SARs at FY-End (#)          at FY-End ($)
Name                     on exercise (#)  Realized ($)   Exercisable/Unexercisable   Exercisable/Unexercisable
----                     ---------------  ------------   -------------------------   -------------------------
Alfred R. Globus               -               -                 0/0                        0/0

Kenneth H. Globus            1,000           4,040               0/0                        0/0

Robert S. Rubinger             -               -                 0/0                        0/0

Charles W. Castanza            -               -                 0/0                        0/0

Joseph J. Vernice              -               -                 0/0                        0/0


     The Company has not adopted a Long Term Incentive Plan for Officers, Directors or employees.

                             APPOINTMENT OF AUDITORS
                             -----------------------

     The firm of Eisner LLP, independent certified public accountants, of New York, N.Y., has been selected by the Audit Committee of the Board of Directors to be the independent auditors of the Company for the fiscal year ending December 31, 2006. The selection of such firm is subject to ratification by the stockholders at the Annual Meeting. Management believes that the firm is well qualified and recommends a vote in favor of the ratification.

     Representatives of Eisner LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF EISNER LLP TO SERVE AS OUR INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006. PROXIES WILL BE VOTED "FOR" THE RATIFICATION OF THE APPOINTMENT OF EISNER LLP IF NO DIRECTION IS GIVEN IN THE PROXIES.

                          ANNUAL REPORT TO STOCKHOLDERS
                          -----------------------------

     The Annual Report to Stockholders for the fiscal year ended December 31, 2005 accompanies this Proxy Statement.

                              STOCKHOLDER PROPOSALS
                              ---------------------

     Proposals of stockholders for possible consideration at the 2007 Annual Meeting (expected to be held in May 2007) must be received by the Secretary of the Company not later than January 15, 2007 to be considered for inclusion in the proxy statement for that meeting if appropriate for consideration under applicable securities laws. Stockholders who wish to make a proposal at the 2007 Annual Meeting-other than one that will be included in the Company's proxy materials-must notify the Company no earlier than November 15, 2006 and no later than March 6, 2007. If a stockholder who wishes to present a proposal fails to notify the Company by March 6, 2007, the stockholder would not be entitled to present the proposal at the meeting. If, however, notwithstanding the foregoing procedure, the proposal is brought before the meeting, then under the Securities and Exchange Commission's proxy rules the proxies solicited by management with respect to the 2007 Annual Meeting will confer discretionary voting authority with respect to the stockholder's proposal on the persons selected by management to vote proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the Securities and Exchange Commission's proxy rules.

Stockholder Communications with the Board
-----------------------------------------

     The Board of Directors has adopted the following procedure for stockholders to send communications to the Board. Stockholders who wish to send communications to directors should refer to the Company's website at: www.u-g.com and direct those communications to Mr. Arthur M. Dresner, Chairman of the Audit Committee, whose email address is posted there.

                                 OTHER BUSINESS
                                 --------------

     Management of the Company knows of no business other than that referred to in the foregoing Notice of Annual Meeting and Proxy Statement that may come before the Annual Meeting.

                                       By order of the Board of Directors
                                       Robert S. Rubinger, Secretary
Dated:  April 19, 2006

                          UNITED-GUARDIAN, INC.

        THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, BUT EXCLUDING EXHIBITS, TO EACH STOCKHOLDER WHO REQUESTS THE 10-KSB IN WRITING ADDRESSED TO ROBERT S. RUBINGER, CORPORATE SECRETARY, UNITED-GUARDIAN, INC., P.O. BOX 18050, HAUPPAUGE, NEW YORK 11788.

-------------------------------------------------------------------------------
                          UNITED-GUARDIAN, INC.
         230 Marcus Blvd. - P. 0. Box 18050 - Hauppauge, NY 11788

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Dr. Alfred R. Globus and Kenneth H. Globus, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock of United-Guardian, Inc. held of record by the undersigned on March 31, 2006 at the annual meeting of stockholders to be held on Wednesday, May 17, 2006, 10:00 a.m. local time at the Sheraton Long Island Hotel, 110 Vanderbilt Motor Parkway, Smithtown, N.Y. 11788, or any adjournment thereof.

        Please mark, sign, date and return the proxy card promptly, using the enclosed envelope

       (Continued, and to be marked, dated and signed, on the other side)
--------------------------------------------------------------------------------
                                     PROXY

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

1.    ELECTION OF DIRECTORS.
                                      _                                       _
       FOR all nominees listed below |_|      WITHHOLD AUTHORITY to vote for |_|
        (except as marked to the               all nominees listed below
         contrary below)

           (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
             NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.)

     Dr. Alfred R. Globus   Charles W. Castanza    Arthur M. Dresner
     Henry P. Globus        Robert S. Rubinger     Lawrence F. Maietta
     Kenneth H. Globus      Andrew A. Boccone      Christopher W. Nolan, Sr.

2. PROPOSAL TO APPROVE THE APPOINTMENT OF EISNER LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.
                         _                  _                 _
                    FOR |_|        AGAINST |_|       ABSTAIN |_|

      In their discretion, the proxies are authorized to vote upon matters incident to the conduct of the meeting and upon such other business (which the Board of Directors did not know, prior to making this solicitation, would come before the meeting) as may properly come before the meeting or any adjournment thereof.
                                                     Company ID:
                                                     Proxy Number:
                                                     Account Number:

Signature:____________________  Signature:______________________ Dated:_________

     Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership please sign in partnership name by authorized person.